CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 JAMES M. POWER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James M. Power, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Mike F. Anderson, Kevin S. Thompson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                       333-148419
--------------------------------------------------------------------------------
  MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
        Ultra-Vers -ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                            333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                          333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                         333-148426
--------------------------------------------------------------------------------
   MEMBERS Choice Variable Annuity                        333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, this 24 day of April, 2015.

                                /s/James M Power

                                --------------------------
                                James M. Power

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 DAVID P. MARKS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, David P. Marks, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Mike F. Anderson, Kevin S. Thompson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                      333-148419
--------------------------------------------------------------------------------
  MEMBERS Variable Universal Life II                     333-148420
--------------------------------------------------------------------------------
        Ultra-Vers -ALL LIFE                             333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                          333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                        333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                       333-148426
--------------------------------------------------------------------------------
   MEMBERS Choice Variable Annuity                      333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, this 24 day of April, 2015.

                                /s/David P. Marks

                                --------------------------
                                David P. Marks

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ALASTAIR C. SHORE
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Alastair C. Shore, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Mike F. Anderson, Kevin S. Thompson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                      333-148419
--------------------------------------------------------------------------------
  MEMBERS Variable Universal Life II                     333-148420
--------------------------------------------------------------------------------
        Ultra-Vers -ALL LIFE                             333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                          333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                        333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                       333-148426
--------------------------------------------------------------------------------
   MEMBERS Choice Variable Annuity                      333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, this 24 day of April, 2015.

                               /s/Alastair C Shore

                               ---------------------------
                               Alastair C. Shore

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 FAYE A. PATZNER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Faye A. Patzner, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Mike F. Anderson, Kevin S. Thompson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                      333-148419
--------------------------------------------------------------------------------
  MEMBERS Variable Universal Life II                     333-148420
--------------------------------------------------------------------------------
        Ultra-Vers -ALL LIFE                             333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                          333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                        333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                       333-148426
--------------------------------------------------------------------------------
   MEMBERS Choice Variable Annuity                      333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, this 24 day of April, 2015.

                                /s/Faye A Patzner

                                --------------------------
                                Faye A. Patzner

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ROBERT N. TRUNZO
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert N. Trunzo, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Mike F. Anderson, Kevin S. Thompson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                      333-148419
--------------------------------------------------------------------------------
  MEMBERS Variable Universal Life II                     333-148420
--------------------------------------------------------------------------------
        Ultra-Vers -ALL LIFE                             333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
            PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                          333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                        333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                       333-148426
--------------------------------------------------------------------------------
   MEMBERS Choice Variable Annuity                      333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, this 24 day of April, 2015.

                               /s/Robert N. Trunzo

                               ---------------------------
                               Robert N. Trunzo